EXHIBIT 10.1
SECOND AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July 30, 2015, by and among EASTGROUP PROPERTIES, L.P., a Delaware limited partnership, and EASTGROUP PROPERTIES, INC., a Maryland corporation (collectively, the “Borrower”), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (hereinafter, together with its successors and assigns whether by assignment, merger or otherwise, referred to as the “Agent”), for the financial institutions from time to time party to the Credit Agreement (as hereinafter defined) as lenders (hereinafter, together with the successors and assigns of each, referred to individually as a “Lender” and collectively, as the “Lenders”), and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, the Borrower and the Lenders entered into a certain Third Amended and Restated Credit Agreement dated as of December 18, 2012, and effective as of January 2, 2013 (such Third Amended and Restated Credit Agreement, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of August 9, 2013, and in effect on the date hereof, being hereinafter called the “Credit Agreement”), wherein the Lenders agreed to make certain loans to the Borrower subject to the terms and conditions set forth therein; and
WHEREAS, the parties have agreed to amend the Credit Agreement to reflect certain matters which have been agreed to by the parties.
NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows, to be effective upon satisfaction of the conditions precedent set forth in Section 6 hereof:
1.Definitions. All capitalized terms employed herein shall have the meanings ascribed thereto in the Credit Agreement unless defined to the contrary herein.
2.Amendments.
(a)The Credit Agreement is hereby amended by adding the following new definition of “Second Amendment Effective Date” in the appropriate alphabetical order in Section 1 thereof to read as follows:
Second Amendment Effective Date shall mean July 30, 2015.
(b)The Credit Agreement is further amended by restating the definitions of “Applicable Margin,” “Fee Letter,” “Guarantors,” “Lender Commitment,” “Maturity Date”,

“Percentage,” “Qualifying Rating,” “S&P Rating” and “Total Commitment” set forth in Section 1 thereof in their entireties to read as follows:
Applicable Margin shall mean the rate per annum determined in accordance with Schedule I attached hereto based on the Qualifying Rating of EastGroup Properties, Inc. then in effect. During any period for which EastGroup Properties, Inc. has received only one Qualifying Rating, the Applicable Margin shall be determined based on the Level corresponding to such Qualifying Rating. During any period that EastGroup Properties, Inc. has received two Qualifying Ratings that are not equivalent, the Applicable Margin shall be determined based upon the Level corresponding to the higher of the two Qualifying Ratings. During any period that EastGroup Properties, Inc. has not received a Qualifying Rating, the Applicable Margin shall be determined based on Level V on Schedule I. Any change in the Applicable Margin that would cause it to move to a different Level shall be effective on the date of the change in the Qualifying Rating.
Fee Letter means (a) that certain fee letter dated the Second Amendment Effective Date between the Borrower and PNC and (b) each other letter agreement designated as a “fee letter” entered into from time to time in connection herewith between the Borrower and PNC, in each case, as the same may be amended, supplemented or otherwise modified from time to time.
Guarantors (whether one or more) shall mean EastGroup Properties Holdings, Inc., EastGroup Properties General Partners, Inc. and EastGroup TRS, Inc., and any other party which shall hereafter execute a Guaranty pursuant to the provisions of this Agreement.
Lender Commitment means, for any Lender, the amount set forth opposite such Lender’s name on Schedule II attached hereto.
Maturity Date shall mean July 30, 2019, as the same may hereafter be accelerated pursuant to the provisions of any of the Credit Documents, or as the same may be extended pursuant to Section 2.9 hereof.
Percentage shall mean the amount, expressed as a percentage, of each Lender Commitment as compared to the Total Commitment, set forth opposite each Lender’s name on Schedule II attached hereto.
Qualifying Rating shall mean a Moody’s Rating or an S&P Rating.
S&P Rating shall mean the senior unsecured debt rating from time to time received by EastGroup Properties, Inc. from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
Total Commitment shall mean the aggregate commitment of all of the Lenders to lend funds under this Agreement, which as of the Second Amendment

Effective Date shall be the sum of Three Hundred Million Dollars ($300,000,000), being the sum of the Lender Commitments, as the same may be increased pursuant to Section 2.7.
(c)The Credit Agreement is further amended by adding the following new sentence at the end of the definition of “Daily LIBOR Rate” set forth in Section 1 thereof:
If the Daily LIBOR Rate determined as provided above would be less than zero, the Daily LIBOR Rate shall be deemed to be zero.
(d)The Credit Agreement is further amended by adding the following new sentence at the end of the definition of “LIBOR” set forth in Section 1 thereof:
If LIBOR determined as provided above would be less than zero, LIBOR shall be deemed to be zero.
(e)The Credit Agreement is further amended by replacing the reference to “seven and one-quarter percent (7.25%)” in clause (a)(ii) of the definition of “Value” in Section 1 thereof with a reference to “seven percent (7.00%)”.
(f)The Credit Agreement is further amended by replacing the reference to “0.20%” in Section 2.6(c) thereof with a reference to “0.15%”.
(g)The Credit Agreement is further amended by restating Section 2.7 in its entirety to read as follows:
2.7    Commitment Increase. So long as no Default or Event of Default exists, the Borrower may from time to time request that the Total Commitment be increased to an amount not to exceed $450,000,000 (the “Maximum Commitment”); provided, that the Borrower shall not make more than five (5) such requests during the term of this Agreement. Each request shall be in a minimum amount of $25,000,000. If the Borrower requests that the Total Commitment be increased, the Agent and the Borrower will cooperate with each other to obtain increased or additional commitments up to the amount of such request (not to exceed the Maximum Commitment), and to do so may obtain additional lenders subject to their mutual approval, such approval not to be unreasonably withheld or delayed, and without the necessity of approval from any of the Lenders, as long as such additional lenders constitute Eligible Institutions. No Lender shall have any obligation to increase its Lender Commitment pursuant to a request by the Borrower to increase the Total Commitment. The Borrower and each other Obligor shall execute an amendment to this Agreement (containing a reaffirmation of all representations and warranties in this Agreement and the Credit Documents and certifying the absence of a Default or Event of Default), additional Notes and other documents as the Agent may reasonably require to evidence each increase of the Total Commitment and, if necessary, the admission of additional Eligible Institutions as Lenders.

(h)The Credit Agreement is further amended by restating clause (i) set forth in the third sentence of Section 2.8(b) thereof as follows:
(i) the LC Exposure shall not exceed $25,000,000,
(i)The Credit Agreement is further amended by replacing each reference to “the initial Maturity Date” set forth in Section 2.9 thereof with a reference to “the Maturity Date”.
(j)The Credit Agreement is further amended by restating Section 5.3(c) thereof in its entirety to read as follows:
(c)    [Reserved];
(k)The Credit Agreement is further amended by replacing Exhibit A thereof with the Exhibit A attached hereto.
(l)The Credit Agreement is further amended by replacing Exhibit C thereof with the Exhibit C attached hereto.
(m)The Credit Agreement is further amended by replacing Schedule I thereof with the Schedule I attached hereto.
(n)The Credit Agreement is further amended by adding the Schedule II attached hereto as a new Schedule II thereto, which shall effectively replace the Lender Commitments (and corresponding Percentages) set forth on the signature pages to the Credit Agreement.
3.Representations and Warranties. The Borrower hereby represents and warrants to Agent and the Lenders that (a) no Event of Default, and no Default, has occurred and is continuing on the date hereof or will exist immediately after giving effect to this Amendment, (b) the Borrower has no set-off right, claim or other defense with respect to its obligations under the Credit Agreement or any of the Credit Documents, (c) the Borrower has no knowledge of any default by the Agent or the Lenders under the Credit Agreement or any of the other Credit Documents, (d) the financial condition of each of the Guarantors and the Borrower has not materially and adversely changed since December 31, 2014, and (e) this Amendment has been duly executed, authorized and delivered by the Borrower, and will constitute a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency and similar laws affecting the rights of creditors generally. The Borrower also certifies to the Agent and the Lenders that all representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof and as of the date hereof, except to the extent such representations and warranties are specifically stated to be as of an earlier date. The Borrower has the corporate power and authority and the legal right to execute and deliver this Amendment and the other documents contemplated hereby and to perform its obligations in respect of this Amendment, the Credit Agreement as amended hereby and the other documents contemplated hereby. The execution and delivery by the Borrower of this Amendment and the other documents contemplated hereby and the performance by the Borrower of this Amendment, the Credit Agreement as amended hereby and the other documents contemplated hereby, in each case, will not violate any Legal Requirement or any contractual obligation or Organizational Documents of the Borrower in any material respect. No consent, approval, authorization of, or registration, declaration or filing with, any Governmental Authority is required on the part of the Borrower in connection with the execution and delivery of this Amendment or the other documents contemplated hereby or the performance of or compliance with the terms, provisions and conditions of this Amendment, the Credit Agreement as amended hereby or the other documents contemplated hereby.
4.Ratification. Except as specifically modified herein, the Credit Agreement is hereby ratified and confirmed and the terms and conditions of the Credit Agreement shall remain in full force and effect (including, without limitation, all waivers of trial by jury, consents to jurisdiction and venue, reference provisions and waiver of defenses and other rights set forth therein, if any). The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this (and each other prior) Amendment.
5.Lender Commitment Adjustments; Titled Agents.
(a)    Allocations. The Agent, the Borrower and each Lender confirms that the amount of each such Lender’s Lender Commitment is as set forth on Schedule II attached hereto. The Agent, the Borrower and each Lender agree that upon the effectiveness of this Amendment (the “Amendment Effective Date”), the outstanding Loans advanced pursuant to Section 2.1 of the Credit Agreement and the participation interests of the Lenders in any outstanding Letters of Credit and Swing Loans shall be allocated among the Lenders in accordance with their respective Percentage as set forth on Schedule II attached hereto and calculated based on the Lender Commitment of each Lender set forth on such Schedule (the “Post-Amendment Percentage”). To effect such allocations, each Lender whose Post-Amendment Percentage exceeds the amount of such Lender’s Percentage immediately prior to the effectiveness of this Amendment shall make a Loan pursuant to Section 2.1 of the Credit Agreement in such amount as is necessary so that the aggregate principal amount of Loans made pursuant to Section 2.1 of the Credit Agreement held by such Lender shall equal such Lender’s Post-Amendment Percentage of the aggregate outstanding principal amount of the Loans made by all Lenders pursuant to Section 2.1 of the Credit Agreement as of the Amendment Effective Date. The Agent shall make such amounts of the proceeds of such Loans available (i) to each Lender whose Post-Amendment Percentage is less than the amount of such Lender’s Percentage immediately prior to the effectiveness of this Amendment as is necessary so that the aggregate principal amount of Loans advanced pursuant to Section 2.1 of the Credit Agreement that are held by such Lender shall equal such Lender’s Post-Amendment Percentage of the aggregate outstanding principal amount of the Loans advanced pursuant to Section 2.1 of the Credit Agreement as of the date hereof and (ii) to the Exiting Lender (as defined below) as is necessary to repay in full the Loans owing to the Exiting Lender that were advanced by the Exiting Lender pursuant to Section 2.1 of the Credit Agreement. Except for this Amendment and any Revolving Notes to be provided to the Lenders increasing or decreasing their respective Lender Commitment, no other documents, instruments or fees shall be, or shall be required to be, executed or paid in connection with such reallocations (all of which are hereby waived).

(b)    Exiting Lender. As of the date hereof, the Lender Commitment of SunTrust Bank (the “Exiting Lender”) shall be terminated and, upon receipt of payment in full of the Loans made by the Exiting Lender pursuant to the foregoing clause (a), the Exiting Lender shall cease to be a Lender for all purposes under the Credit Agreement and the other Credit Documents (but shall remain entitled to any indemnification or other obligations of the Borrower to the Exiting Lender that but their terms survive the termination of the Credit Agreement and the other Credit Documents). Promptly upon receipt of payment in full of the Loans made by the Exiting Lender pursuant to the foregoing clause (a), the Exiting Lender shall return to the Borrower (at its address for notices set forth on the signature page to the Credit Agreement) each original Note in the Exiting Lender’s possession.

(c)    New Lenders. (i)     Upon the effectiveness of this Amendment, BankPlus, a Mississippi banking corporation, as a new Lender (the “New Lender”), agrees that it shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents and agrees to fund the portion of its Lender Commitment required pursuant to the foregoing clause (a) on the date hereof.

(ii)     The New Lender (A) represents and warrants that (1) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated herby and to become a Lender under the Credit Agreement, (2) it meets all the requirements to be an Eligible Institution as defined in the Credit Agreement (subject to such consents, if any, as may be required by the Credit Agreement), (3) from and after the effectiveness of this Amendment, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (4) it is sophisticated with respect to decisions to provide a Lender Commitment, (5) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the financial statements provided upon the consummation thereof or of the most recent financial statements delivered pursuant to Section 5.2 thereof, as applicable, and such other documents and information as it deems appropriate to make its credit analysis and decision to provide a Lender Commitment, (6) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and thereby the Credit Agreement, and (7) if a Foreign Lender, it has provided all documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Lender; and (B) agrees that (1) it will independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(d)    Titled Agents. On the Second Amendment Effective Date, (i) Wells Fargo Bank, National Association shall be awarded the title of a “Syndication Agent” under the Credit Agreement and shall cease to be a Documentation Agent thereunder and (ii) Bank of America, N.A. shall be awarded the title of a “Documentation Agent” under the Credit Agreement. By their respective signatures to this Amendment, Wells Fargo Bank, National Association acknowledges that it has been awarded the title of a “Syndication Agent” and is no longer a Documentation Agent, and Bank of America, N.A. acknowledges that it has been awarded the title of a “Documentation Agent”. Regions Bank shall continue to have the title of a “Syndication Agent”, U.S. Bank National Association shall continue to have the title of a “Documentation Agent”, and PNC Bank, National Association shall continue as the “Administrative Agent” and PNC Capital Markets LLC shall continue as the “Sole Lead Arranger and Sole Bookrunner.”

6.Conditions Precedent. This Amendment is conditioned upon, and shall become effective upon, the satisfaction of the following conditions, in form and substance satisfactory to the Agent in its discretion (as applicable):
(a)    receipt by Agent of a counterpart of this Amendment duly executed by the Borrower and each Lender set forth on the signature pages hereto;
(b)    receipt by Agent of a counterpart of the Consent of the Guarantors substantially in the form attached hereto;
(c)    receipt by Agent of a counterpart of the fee letter dated the date hereof duly executed by the Borrower, the Agent and PNC Capital Markets LLC;
(d)    receipt by each Lender of a Note (or amended and restated Note, as applicable) evidencing such Lender’s Lender Commitment after giving effect hereto;
(e)    receipt by Agent of a certificate of the secretary (or equivalent officer) of each Obligor certifying as to true, correct and complete copies of (together with any amendments thereto, as applicable) (i) recently dated copies of the articles of incorporation, certificate of formation or equivalent of such Obligor certified by the Secretary of State or other appropriate public official of such Obligor’s state of organization, (ii) the bylaws, limited partnership agreement or equivalent of such Obligor; (iii) good standing certificates (or equivalent) certified by the Secretary of State or other appropriate public official of (A) such Obligor’s state of organization and (B) each state where the location of such Obligor’s Property requires it to be qualified to do business and (iv) the currently effective resolutions or written consent of such Obligor authorizing the execution and delivery of this Amendment and the other documents contemplated hereby; and setting forth the name and incumbency of the officers of each Obligor duly qualified to execute and deliver this Amendment and the other Credit Documents on behalf of such Obligor;
(f)    a legal opinion from independent counsel for the Obligors as to such matters as Agent shall request;
(g)    the representations and warranties contained in Section 3 hereof shall be true and correct on the date hereof; and
(h)    the Borrower shall have (i) reimbursed Agent for all reasonable out-of-pocket attorneys’ fees and expenses incurred in connection with this Amendment and (ii) paid all fees payable by the Borrower to the Agent and the Lenders in connection with this Amendment.

7.Counterparts. This Amendment may be executed by the parties hereto in multiple counterparts, and, when so executed by all of the parties, such multiple counterparts shall be deemed to constitute a single, integrated agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
8.Governing Law. This Amendment, and the Credit Agreement, as modified hereby, shall be deemed to be a contract under the Legal Requirements of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the Legal Requirements of the Commonwealth of Pennsylvania without regard to its conflicts of laws principles.
9.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE 1 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment under seal as of the day and year first above written.
BORROWER:
EASTGROUP PROPERTIES, L.P.,
a Delaware limited partnership

By:	EastGroup Properties General Partners, Inc., its General Partner

By: /s/ N. KEITH MCKEY
Name:    N. Keith McKey
Title:    Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

By: /s/ BRUCE CORKERN
Name:    Bruce Corkern
Title:    Senior Vice President, Controller
and Chief Accounting Officer

EASTGROUP PROPERTIES, INC., a Maryland corporation

By: /s/ N. KEITH MCKEY
Name:    N. Keith McKey
Title:    Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

By: /s/ BRUCE CORKERN
Name:    Bruce Corkern
Title:    Senior Vice President, Controller
and Chief Accounting Officer

[SIGNATURE PAGE 2 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender
By:    /s/ DARIN MORTIMER
Name:    Darin Mortimer
Title:    Senior Vice President

[SIGNATURE PAGE 3 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Syndication Agent and as a Lender

By: /s/ ANDREW W. HUSSION
Name: Andrew W. Hussion
Title: Director

[SIGNATURE PAGE 4 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
REGIONS BANK,
as a Syndication Agent and as a Lender

By: /s/ GHI S. GAVIN
Name: Ghi S. Gavin
Title: Senior Vice President

[SIGNATURE PAGE 5 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
U.S. BANK NATIONAL ASSOCIATION,
as a Documentation Agent and as a Lender

By: /s/ DENNIS J. REDPATH
Name: Dennis J. Redpath
Title: Senior Vice President

[SIGNATURE PAGE 6 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
BANK OF AMERICA, N.A.,
as a Documentation Agent and as a Lender

By: /s/ RUTH S. HEALY
Name: Ruth S. Healy
Title: Vice President

[SIGNATURE PAGE 7 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ HELGA BLUM
Name: Helga Blum
Title: Managing Director

[SIGNATURE PAGE 8 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
TRUSTMARK NATIONAL BANK,
as a Lender

By: /s/ GRETCHEN WARE
Name: Gretchen Ware
Title: Senior Vice President

[SIGNATURE PAGE 9 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
BANKPLUS, a Mississippi banking corporation,
as a Lender

By: /s/ J. FOUNTAIN BARKSDALE
Name: J. Fountain Barksdale
Title: Executive Vice President

[SIGNATURE PAGE 10 OF 10 - SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ JAMES M. ARMSTRONG
Name: James M. Armstrong
Title: Senior Vice President

[SECOND AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT]

Acknowledged for only the purposes of
Section 5(b) hereof:
SUNTRUST BANK (“Exiting Lender”)

By: /s/ BRYAN P. MCFARLAND
Name: Bryan P. McFarland
Title: Senior Vice President

CONSENT

The undersigned, having executed and delivered the Third Amended and Restated Guaranty dated as of December 18, 2012, effective January 2, 2013 (as amended and in effect on the date hereof, the “Guaranty”), to the Agent (as defined in the foregoing Second Amendment to Third Amended and Restated Credit Agreement (the “Amendment”)), hereby consent to the Amendment and to the amendments to the Credit Agreement (as defined in the Amendment) and the other agreements referred to in the Amendment, and hereby ratify and confirm the undersigned’s continuing obligations under the Guaranty and agree that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder. All references in the Guaranty to defined terms in the Credit Agreement are hereby amended in accordance with the Amendment. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in Section 6(b) of the Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to the Amendment and (ii) nothing in the Credit Agreement, the Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

GUARANTORS:
EASTGROUP PROPERTIES HOLDINGS, INC.,
a Delaware corporation

By: /s/ N. KEITH MCKEY

Name:	N. Keith McKey

Title:	Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

By: /s/ BRUCE CORKERN

Name:	Bruce Corkern

Title:	Senior Vice President, Controller
and Chief Accounting Officer

[Continued on following page.]

[Signature page to Consent to East Group Second Amendment]

EASTGROUP PROPERTIES GENERAL PARTNERS,
INC., a Delaware corporation

By: /s/ N. KEITH MCKEY

Name:	N. Keith McKey

Title:	Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

By: /s/ BRUCE CORKERN

Name:	Bruce Corkern

Title:	Senior Vice President, Controller
and Chief Accounting Officer

EASTGROUP TRS, INC., a Delaware corporation

By: /s/ N. KEITH MCKEY

Name:	N. Keith McKey

Title:	Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

By: /s/ BRUCE CORKERN

Name:	Bruce Corkern

Title:	Senior Vice President, Controller
and Chief Accounting Officer

[Signature page to Consent to East Group Second Amendment]

ExEXHIBIT A

OFFICER’S CERTIFICATE

{INTENTIONALLY OMITTED}

EXHIBIT A

EXHIBIT C

[AMENDED AND RESTATED] PROMISSORY NOTE

$______________                                _________, 20__

FOR VALUE RECEIVED EASTGROUP PROPERTIES, L.P., a Delaware limited partnership, and EASTGROUP PROPERTIES, INC., a Maryland corporation (herein collectively called the "Maker"), jointly and severally promise to pay to the order of ________________ (together with any subsequent holder, being hereinafter called the "Payee"), at the offices of PNC Bank, National Association, a national banking association, as "Agent" under the Credit Agreement (as hereinafter defined), at One PNC Plaza, 249 Fifth Avenue, Mail Stop P1-POPP-19-2, Pittsburgh, PA 15222, or at such other place as the Payee may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of ____________ DOLLARS AND NO/100s ($___________) (or the unpaid balance of all principal advanced against this [Amended and Restated] Promissory Note (the "Note"), if that amount is less), together with interest on the unpaid principal balance of this Note from time to time outstanding at the Stated Rate and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided, that for the full term of this Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the Payee for the use, forbearance or detention of the debt evidenced hereby (including, but not limited to, all interest on this Note at the Stated Rate) shall not exceed the Ceiling Rate.

1.    Definitions. Any terms not defined herein shall have the meaning given to them in the Third Amended and Restated Credit Agreement dated December 18, 2012 and effective as of January 2, 2013 among the Maker, the Agent, the Payee and certain other Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

2.    Rate Change Automatically and Without Notice. Without notice to Maker or any other person or entity and to the full extent allowed by applicable law from time to time in effect, the Adjusted Base Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the Adjusted Base Rate, and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

3.    Calculation of Interest. Interest shall be computed on an actual/actual basis. Interest accrued on the unpaid principal balance of this Note shall be computed on the basis of the actual number of days elapsed in the applicable calendar period in which it accrued.

4.    Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this Note during its full term produces a rate which exceeds the Ceiling Rate, the Payee shall refund to the Maker or, at the Payee's option, credit against the principal of this Note such portion of that interest as shall be necessary to cause the interest paid on this Note to produce a rate equal to the Ceiling Rate.

5.     Interest Will Be Spread. All sums paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby, to the extent permitted by applicable law and to the extent necessary to avoid violating applicable usury laws, shall be amortized, prorated, allocated and spread in equal parts throughout the full term of this Note, so that the interest rate is uniform throughout the full term of this Note.

6.     Payment Schedule. The principal of this Note shall be due and payable on the Maturity Date. Accrued and unpaid interest shall be due and payable on each Interest Payment Date. All payments shall be applied first to accrued interest, the balance to principal.

7.    Prepayment. Maker may prepay this Note only as provided in the Credit Agreement.

8.    Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement and the other provisions of this Note, Maker may borrow, repay and reborrow against this Note at any time unless and until a Default or Event of Default has occurred which the Payee has not declared to have been fully cured or waived, and (except as the Credit Agreement or any of the other Credit Documents may otherwise provide) there is no limit on the number of advances against this Note so long as the total unpaid principal of this Note at any time outstanding does not exceed the Payee's Lender Commitment. Interest on the amount of each advance against this Note shall be computed on the amount of the unpaid balance of that advance from the date it is made until the date it is repaid. If Maker's right (if any) to borrow against this Note shall ever lapse because of the occurrence of any Default or Event of Default, it shall not be reinstated (or construed from any course of conduct or otherwise to have been reinstated) unless and until the Payee shall declare in a signed writing that it has been cured or waived. The unpaid principal balance of this Note at any time shall be the total of all principal lent against this Note to Maker or for Maker's account less the sum of all principal payments and permitted prepayments on this Note received by the Payee. Absent manifest error, the Payee's computer records shall on any day conclusively evidence the unpaid balance of this Note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted prepayments made on this Note may be (but are not required to be) endorsed by the Payee on the schedule attached hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in the Payee's computer or manual records; provided, that the Payee's failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Maker's obligations or the Payee's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Maker's entitlement to credit for that payment as of the date of its receipt by the Payee.

9.     Credit Agreement. This Note has been issued pursuant to the terms of the Credit Agreement, to which reference is made for all purposes. Advances against this Note by the Payee shall be governed by the Credit Agreement. The Payee is entitled to the benefits of the Credit Agreement, and the other Credit Documents, all of which are incorporated herein by reference, including the representations, warranties, covenants, conditions, security interests and liens contained or granted therein.

10.     Defaults and Remedies. Time is of the essence. Maker's failure to pay any principal or accrued interest owing on this Note when due and after expiration of any applicable period for notice and right to cure such a failure which is specifically provided for in the Credit Agreement or any other provision of this Note, or the occurrence of any Event of Default under the Credit Agreement or any other Credit Documents shall constitute a default under this Note.

11.    [Intentionally Omitted].

12.    Waivers. Except only for any notices which are specifically required by the Credit Agreement, Maker and any and all co‑makers, endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re‑extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this Note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

13.     [Intentionally Omitted].

14.     Governing Law, Jurisdiction and Venue. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

15.     General Purpose of Loan. Maker warrants and represents to the Payee that all loans evidenced by this Note are and will be for business, commercial, investment or other similar purpose.

16.     Participations and Assignments. The Payee reserves the right to sell participations, assign interests or both, in all or any part of this Note or the debt evidenced by this Note, in accordance with the Credit Agreement.

17.    Provisions Relating to Co‑Makers. Each Maker agrees that it shall never be entitled to be subrogated to any of the Payee's rights against any Obligor or any other person or entity or any collateral or offset rights held by the Payee for payment of the indebtedness and obligations incurred under or pursuant to the Credit Documents (the "Debt") until full payment of the Debt, complete performance of all of the obligations of the Obligors under the Credit Documents and final termination of the Payee's obligations, if any, to make further advances under this Note or to provide any other financial accommodations to any Obligor. The value of the consideration received and to be received by each Maker is reasonably worth at least as much as the liability and obligation of each Maker incurred or arising under this Note and all other Credit Documents. Each Maker has determined that such liability and obligation may reasonably be expected to substantially benefit each Maker directly or indirectly. Each Maker has had full and complete access to the underlying papers relating to the Debt and all other papers executed by any Obligor or any other person or entity in connection with the Debt, has reviewed them and is fully aware of the meaning and effect of their contents. Each Maker is fully informed of all circumstances which bear upon the risks of executing this Note and which a diligent inquiry would reveal. Each Maker has adequate means to obtain from each other Maker on a continuing basis information concerning such other Maker's financial condition, and is not depending on the Payee or Agent to provide such information, now or in the future. Each Maker agrees that neither Agent nor the Payee shall have any obligation to advise or notify any Maker or to provide any Maker with any data or information regarding any other Maker.

[18.    Amendment And Restatement. THIS NOTE IS GIVEN IN REPLACEMENT OF THAT CERTAIN [PROMISSORY NOTE] DATED __________________ ISSUED BY THE MAKER IN FAVOR OF THE PAYEE PURSUANT TO THE CREDIT AGREEMENT (THE “PRIOR NOTE”). TO THE EXTENT THAT THE PRINCIPAL BALANCE OF THIS NOTE INCLUDES A PORTION OF THE MAKER’S INDEBTEDNESS EVIDENCED BY THE PRIOR NOTE PRIOR TO THE DATE HEREOF, THIS NOTE (I) MERELY RE-EVIDENCES THE INDEBTEDNESS EVIDENCED BY THE PRIOR NOTE PRIOR TO THE DATE HEREOF, (II) IS GIVEN AS SUBSTITUTION FOR, AND NOT AS PAYMENT OF, THE PRIOR NOTE, AND (III) IS IN NO WAY INTENDED TO CONSTITUTE A NOVATION OF THE PRIOR NOTE. THE MAKER HEREBY AGREES THAT THIS NOTE SHALL IN ALL RESPECTS TAKE THE PLACE OF AND INCLUDE ANY PRINCIPAL AMOUNT OF THE PRIOR NOTE.]

[REMAINDER OF PAGE INTENTIONALLY - LEFT BLANK]

[SIGNATURE PAGE 1 OF 1 - [AMENDED AND RESTATED] PROMISSORY NOTE]

EASTGROUP PROPERTIES, L.P.,
a Delaware limited partnership

By:	EastGroup Properties General Partners, Inc., its General Partner

By:_________________________________
Name:    N. Keith McKey
Title:    Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

By:_________________________________
Name:    Bruce Corkern
Title:    Senior Vice President, Controller
and Chief Accounting Officer

EASTGROUP PROPERTIES, INC., a Maryland corporation

By:_________________________________
Name:    N. Keith McKey
Title:    Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

By:_________________________________
Name:    Bruce Corkern
Title:    Senior Vice President, Controller
and Chief Accounting Officer

STATE OF _______________    )
)
COUNTY OF _____________    )

On this ________ day of _____, 20___, before me, the undersigned Notary Public, personally appeared N. Keith McKey and Bruce Corkern, and that they, being personally known to me, acknowledged that they executed the foregoing instrument for the purposes therein contained and in the capacities therein stated.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

________________________________________
Notary Public

My commission expires:

[Amended and Restated] Promissory Note (cont'd)
SCHEDULE

LOANS AND PAYMENTS OF PRINCIPAL

Amount of
	Amount of	Type of	Principal	Maturity	Notation
Date	Loan	Loan	Repaid	Date	Made By

Schedule I

to Third Amended and Restated Credit Agreement

Applicable Margin and Facility Fee Rate

Level	Credit Rating	Applicable Margin		Facility Fee Rate
		LIBOR Borrowing	Base Rate Borrowing
I	S&P: ≥ A-, Moody’s: ≥ A3, or equivalent	0.875%	0.000%	0.125%
II	S&P: BBB+, Moody’s: Baa1, or equivalent	0.925%	0.000%	0.150%
III	S&P: BBB, Moody’s: Baa2, or equivalent	1.000%	0.000%	0.200%
IV	S&P: BBB-, Moody’s: Baa3, or equivalent	1.200%	0.200%	0.250%
V	S&P: <BBB-, Moody’s: <Baa3, or equivalent	1.550%	0.550%	0.300%

LEGAL02/35647368v9

Schedule II

to Third Amended and Restated Credit Agreement

Lender Commitments and Percentages

Lender	Lender Commitment	Percentage
PNC Bank, National Association	$55,000,000	18.333333334%
Wells Fargo Bank, National Association	$45,000,000	15.000000000%
Regions Bank	$45,000,000	15.000000000%
U.S. Bank National Association	$40,000,000	13.333333330%
Bank of America, N.A.	$40,000,000	13.333333330%
The Bank of New York Mellon	$25,000,000	8.333333333%
Trustmark National Bank	$25,000,000	8.333333333%
BankPlus, a Mississippi banking corporation	$15,000,000	5.000000000%
Raymond James Bank, N.A.	$10,000,000	3.333333334%
Total:	$300,000,000	100.000000000%

LEGAL02/35647368v9